UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 18, 2008
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	8

(d) Exhibits

SIGNATURE	9

Amended and Restated TRW Automotive Supplemental Retirement Income Plan, effective January 1, 2009

Third Amendment dated as of December 18, 2008 to the TRW Automotive Benefit Equalization Plan

Form of Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk

Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Limited and Peter J. Lake

Fourth Amendment to Employment Agreement, dated December 18, 2008, among TRW Automotive Inc., TRW Limited and John C. Plant

John C. Plant 2009 Supplemental Retirement Plan, effective as of January 1, 2009
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Amendments to Certain Company Benefit Plans
Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and related guidance promulgated thereunder (collectively, “Section 409A”) impose significant restrictions as to the timing and form of payment under nonqualified deferred compensation arrangements, such as executive supplemental retirement plans, deferred compensation plans, and severance arrangements. In response to Section 409A, on December 18, 2008, the applicable subsidiary of TRW Automotive Holdings Corp. (the “Company”):
•	amended the TRW Automotive Supplemental Retirement Income Plan (the “SRIP”), in which certain named executive officers participate, to comply with Section 409A by providing that all benefits will be paid in a lump sum on a date that is at least six months after the participant’s last day worked;

•	further amended the SRIP in accordance with Section 409A in order to offer participants who are eligible to retire as of December 31, 2008 (which does not include any of the named executive officers ), the opportunity to elect an early distribution of their entire December 31, 2008 vested accrued benefit under the SRIP, to be paid in a lump sum in July 2009; and

•	amended the TRW Automotive Benefits Equalization Plan (the “BEP”) in accordance with Section 409A in order to offer participants (which include certain named executive officers) the opportunity to elect an early distribution of all or a designated percentage of their December 31, 2008 vested account balances under the BEP, to be paid in a lump sum in July 2009.
The amendments permitting early distribution elections under the BEP and the SRIP are intended to comply with transition relief rules promulgated under Section 409A which are set to expire on December 31, 2008.  After December 31, 2008, any future changes regarding the timing and form of payment under the BEP and SRIP would be subject to more restrictive limitations under Section 409A and participants would generally be precluded from accelerating the timing of their payments under those plans.
This description of the amendments is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.1 and 10.2.

Amendments to Employment Agreements of Certain Executive Officers
On December 18, 2008, the applicable subsidiary of the Company and each of David L. Bialosky, Joseph S. Cantie and Peter J. Lake, each a named executive officer, and Neil E. Marchuk, an executive officer, entered into amendments to such officers’ existing employment agreements in order to comply with Section 409A. The amendments include the following:
•	Amend the definitions of “Change in Control” and “Good Reason” to comply with Section 409A.

•	Conform the timing of certain payments due upon expiration so that they are payable over time in installments rather than payable in a lump sum upon expiration.

•	Postpone the payment of certain amounts (generally, severance payments and benefits) that exceed the limits established under Section 409A until the six-month anniversary of the executive’s separation from service. To the extent such agreements previously provided for immediate lump sum payments, amounts due will be contributed by the Company to a grantor or “rabbi” trust immediately following the occurrence of the triggering event.
This description of the employment agreement amendments is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.3 through 10.4.
Amendments to Employment Agreement of Chief Executive Officer
On December 18, 2008, the applicable subsidiaries of the Company and John C. Plant, the Company’s President and Chief Executive Officer, entered into the fourth amendment to Mr. Plant’s existing employment agreement (the “Fourth Amendment”). The amendments that were intended to bring Mr. Plant’s employment agreement into compliance with Section 409A include the following:
•	Amend the definition of “Change in Control” to comply with Section 409A.

•	Postpone the payment of certain amounts until the six-month anniversary of Mr. Plant’s separation from service. Severance payments and benefits due that are subject to the six-month delay will be contributed by the Company to a grantor or “rabbi” trust immediately following the occurrence of the triggering event.

•	Postpone the payment of any gross-up amount for six months following Mr. Plant’s separation from service.

In addition to the general Section 409A compliance amendments described above, the Fourth Amendment to Mr. Plant’s employment agreement also reflects the agreement between TRW Automotive Inc. and Mr. Plant to terminate the existing Executive Supplemental Retirement Plan that had been established pursuant to the employment agreement and contribute to a trust in respect of which Mr. Plant is a contingent beneficiary (as described below, the “Secular Trust”) his entire accrued benefit of $19,436,710 under that plan on January 2, 2009 in full satisfaction of his rights thereunder. Mr. Plant is eligible to retire and immediately receive his accrued benefit under the existing Executive Supplemental Retirement Plan. The contribution of Mr. Plant’s accrued benefits under the Executive Supplemental Retirement Plan to the Secular Trust is intended to afford Mr. Plant an opportunity to receive an accelerated payment in respect of his Executive Supplemental Retirement Plan in a manner that is similar, but on a more restrictive basis (i.e., subject to the vesting conditions described below), to the opportunities that have been afforded to other participants with respect to their deferred compensation arrangements under the SRIP and the BEP, as described above, pursuant to Section 409A. A portion of the amounts to be contributed to the Secular Trust will be paid from funds currently held in the “rabbi trust” that TRW Automotive Inc. established in 2003 for purposes of helping to meet its funding obligations with respect to the Executive Supplemental Retirement Plan (and the rabbi trust has been amended accordingly). In connection with the establishment of the Secular Trust, Mr. Plant has agreed to accept a two-year cliff vesting provision pursuant to which he will generally forfeit all rights to receive amounts under the Secular Trust if he voluntarily quits or is terminated for “cause” prior to December 31, 2010, subject to accelerated vesting and distribution in the event of his death, disability, a termination without cause, a termination for “good reason” or the commencement of a “window period” following a change in control (as such terms are defined under Mr. Plant’s employment agreement). If Mr. Plant becomes vested in his right to receive the amounts held in the Secular Trust on December 31, 2010 (or upon an earlier accelerated vesting date), the amounts held in the Secular Trust will then be paid to Mr. Plant, subject to adjustment to reflect possible changes in U.S. federal income tax rates from the tax rates in effect on December 31, 2008. If Mr. Plant voluntarily quits or is terminated for “cause” prior to December 31, 2010, all amounts held in the Secular Trust will be returned to the Company. Amounts held in the Secular Trust are not intended to be subject to claims of the Company’s general creditors in the event of the Company’s insolvency.
Mr. Plant’s entitlement to nonqualified retirement plan benefit accruals commencing January 1, 2009 will be provided under the John C. Plant 2009 Supplemental Retirement Plan which was adopted contemporaneously with the Fourth Amendment and is described below.
This description of the employment agreement amendments is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.5.
Adoption of John C. Plant 2009 Supplemental Retirement Plan
TRW Automotive Inc. has established the John C. Plant 2009 Supplemental Retirement Plan (the “2009 SERP”) as a replacement to the Executive Supplemental Retirement Plan for purposes of Mr. Plant’s supplemental retirement benefit accruals from and after January 1, 2009. Under the 2009 SERP, Mr. Plant will continue to accrue a benefit (subject to the vesting terms described below) that generally corresponds to his current retirement benefit accrual rate under the Executive Supplemental Retirement Plan, provided that the accruals under the 2009 SERP will be reduced by the amounts paid from the Secular Trust and may be increased to reflect an additional retention incentive credit of up to $3,700,000. To the extent that Mr. Plant continues to accrue a benefit under TRW Limited’s UK Pension Scheme such accruals will also be offset against future accruals under the 2009 SERP (consistent with the existing offset under the Executive Supplemental Retirement Plan).
Mr. Plant’s regular benefits under the 2009 SERP are subject to 2-year cliff vesting, such that Mr. Plant would forfeit all rights and receive no payments under the 2009 SERP in the event of his voluntary resignation (other than for “good reason” or during a “window period”, as defined in Mr. Plant’s employment agreement) or termination for cause prior to December 31, 2010. Mr. Plant’s right to receive the retention incentive credit under the 2009 SERP is subject to 4-year cliff vesting, such that Mr. Plant would forfeit all rights and receive no portion of the retention incentive credit in the event of his voluntary resignation (other than for good reason or during a window period) or termination for cause prior to December 31, 2012. In the event that Mr. Plant terminates employment due to death, disability, a termination without cause, a termination for good reason, or a termination during a window period, in each case, prior to the scheduled vesting dates for his normal benefits and the retention incentive credit, he will be fully vested in the portion of the accrued benefits (including the retention incentive credit) earned through the date of termination. Additionally, in the event of a termination without cause, a termination for good reason, or a termination during a window period, Mr. Plant will be entitled to receive an additional “supplemental retirement benefit” under the 2009 SERP based on an additional deemed two years of service credit, subject to Mr. Plant’s continued compliance with certain restrictive covenants under his employment agreement.
To the extent that Mr. Plant becomes vested in his rights under the 2009 SERP, his accrued benefits will be paid in a lump sum on the first day of the seventh month following Mr. Plant’s termination of employment (or within 90 days following his death, if earlier); provided, however, that if Mr. Plant remains employed through December 31, 2010, then his regular accrued benefits through such date (but not his retention incentive credit) will be paid to him on December 31, 2010 with any subsequent accruals paid as described above. If Mr. Plant becomes entitled to the additional supplemental retirement benefit described above, such amounts will be paid in equal monthly installments over the period commencing on the first day of the seventh month following Mr. Plant’s termination of employment and ending on the 2nd anniversary of the date of Mr. Plant’s termination of employment.
Under the terms of the UK Pension Scheme Mr. Plant is fully vested and eligible to retire with an immediate but actuarially reduced benefit. Pursuant to the terms of the UK Pension Scheme applicable to Mr. Plant and certain other plan participants, Mr. Plant and such participants may elect at any time to take one of the following actions:
1. Terminate participation in the UK scheme and receive a distribution of accrued benefits reduced in accordance with the transfer value provisions of the scheme to reflect the fact that such distributions are made early

2. Retire from the scheme but remain working for the Company and commence receipt of benefits in one of two forms:
▪	A lifetime annuity

▪	A tax free lump sum distribution in an amount not to exceed 25% of the accrued benefit with the remainder paid in a lifetime annuity
Mr. Plant is considering each of these options (along with the option of remaining a full participant in the scheme under existing terms and conditions) but at this time has made no decision. Any amounts paid to Mr. Plant from the UK Pension Scheme would not be deposited in (or subject to the restrictions of) the Secular Trust, and would be in addition to the $19,436,710 accrued benefit under the Executive Supplemental Retirement Plan being paid into the Secular Trust to which he is separately entitled (subject to the terms of the Secular Trust).
The present value of Mr. Plant’s accumulated benefit under the UK Pension Scheme as of October 31, 2007 as reported in the Company’s 2008 proxy statement was $26.2 million. This value was determined based on the requirements of Financial Accounting Standard No. 87 for financial reporting purposes, which is a different basis than required for settlement of Mr. Plant’s retirement benefit.
This description of the 2009 SERP is qualified in its entirety by reference to the full text of the 2009 SERP, which is attached hereto as Exhibit 10.6.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits (filed herewith)

Exhibit No.	Description

10.1	Amended and Restated TRW Automotive Supplemental Retirement Income Plan, effective January 1, 2009

10.2	Third Amendment dated as of December 18, 2008 to the TRW Automotive Benefit Equalization Plan

10.3	Form of Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk

10.4	Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Limited and Peter J. Lake

10.5	Fourth Amendment to Employment Agreement, dated December 18, 2008, among TRW Automotive Inc., TRW Limited and John C. Plant

10.6	John C. Plant 2009 Supplemental Retirement Plan, effective as of January 1, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: December 22, 2008	By:	/s/ Neil E. Marchuk
Neil E. Marchuk
Executive Vice President, Human Resources

Index to Exhibits

Exhibit No.	Description

10.1	Amended and Restated TRW Automotive Supplemental Retirement Income Plan, effective January 1, 2009

10.2	Third Amendment dated as of December 18, 2008 to the TRW Automotive Benefit Equalization Plan

10.3	Form of Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Automotive Inc. and each of David L. Bialosky, Joseph S. Cantie and Neil E. Marchuk

10.4	Fifth Amendment to Employment Agreement, dated December 18, 2008, between TRW Limited and Peter J. Lake

10.5	Fourth Amendment to Employment Agreement, dated December 18, 2008, among TRW Automotive Inc., TRW Limited and John C. Plant

10.6	John C. Plant 2009 Supplemental Retirement Plan, effective as of January 1, 2009